Q1-2021 Earnings April 21, 2021

2 Forward Looking Statements This communication contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 regarding our financial condition, results of operations, business plans and future performance. These statements are not historical in nature and can generally be identified by such words as “believe,” “expect,” “estimate,” “anticipate,” “plan,” “may,” “will,” “forecast,” “could,” “should”, “projects,” “targeted,” “continue,” “intend” and similar expressions. Because forward-looking statements relate to future results and occurrences, they are subject to inherent uncertainties, risks, and changes in circumstances that are difficult to predict. A number of factors, many of which are beyond our control, could cause actual results to differ materially from future results expressed or implied by such forward-looking statements. These factors include, but are not limited to, (1) the credit quality of our loan portfolio, (2) general economic conditions in the United States, globally and in our markets and the impact they may have on us and our customers, including the continued impact on our customers from volatility in oil and gas prices, (3) the material risks and uncertainties for the U.S. and world economies, and for our business, resulting from the COVID-19 pandemic and any other pandemic, epidemic or health related crisis, (4) expectations regarding rates of default and credit losses, (5) volatility in the mortgage industry, (6) our business strategies, (7) our expectations about future financial performance, future growth and earnings, (8) the appropriateness of our allowance for credit losses and provision for credit losses, (9) our ability to identify, employ and retain qualified employees, (10) the impact of changing regulatory requirements and legislative changes on our business, (11) increased competition, (12) interest rate risk, (13)greater than expected costs or difficulties related to the integration and development of new lines of business, new products or service offerings and new technologies, (14) technological changes, (15) the cost and effects of cyber incidents or other failures, interruptions or security breaches of our systems or those of third party providers and (16) our success at managing the risk and uncertainties involved in the foregoing factors. In addition, statements about the effects of the COVID-19 pandemic on the firm’s business, results, financial position and liquidity are subject to the risk that the actual impact may differ, possibly materially, from what is currently expected. These and other factors that could cause results to differ materially from those described in the forward-looking statements, as well as a discussion of the risks and uncertainties that may affect our business, can be found in our Annual Report on Form 10-K, our Quarterly Reports on Form 10-Q and in other filings we make with the Securities and Exchange Commission. The information contained in this communication speaks only as of its date. Except to the extent required by applicable law or regulation, we disclaim any obligation to update such factors or to publicly announce the results of any revisions to any of the forward-looking statements included herein to reflect future events or developments.

# Improved Profitability

| Financial Highlights ($M) | Q1 2020 | Q4 2020 | Q1 2021 |
|---|---|---|---|
| Net Interest Income | $228.3 | $223.0 | $200.1 |
| Non-Interest Income | 11.8 | 42.9 | 39.1 |
| Total Revenue | 240.1 | 265.9 | 239.2 |
| Non-Interest Expense | 165.4 | 150.9 | 150.3 |
| PPNR [1] | 74.7 | 115.0 | 88.8 |
| Provision for Credit Losses | 96.0 | 32.0 | (6.0) |
| Income Tax Expense | (4.6) | 22.8 | 22.9 |
| Net Income / (Loss) | $(16.7) | $60.2 | $71.9 |

| Key Performance Metrics | | | |
|---|---|---|---|
| ROA | (0.20)% | 0.61% | 0.73% |
| PPNR [1] / Avg. Assets | 0.88% | 1.16% | 0.90% |
| Efficiency Ratio [2] | 68.9% | 56.7% | 62.9% |
| EPS | $(0.38) | $1.14 | $1.33 |
| ROCE | (2.85)% | 8.50% | 10.08% |

- Net income to common of $68.2 million, or $1.33 per diluted share, as an improving credit outlook offset seasonal mortgage finance declines. Core earnings generation (PPNR [1] / Avg Assets) in line with Q1-2020 levels
- Total revenue flat Y-o-Y, despite a 125bp decline in the federal funds target rate. Loan fees were down Q-o-Q in a return to more normalized levels
- Non-interest expense was down Q-o-Q and lower Y-o-Y, with anticipated decreases in servicing-related expense and legal and professional expense offsetting higher salaries and benefits expense
- Thoughtful resolution of high-risk credits in 2020 and forward-looking ACL build leave significant reserves relative to current risk. NPA coverage increased to 2.5x
- After encouraging improvements in case numbers and vaccination metrics (over 45% of Texans with at least one shot), the Bank has been executing against its plan to bring employees back in a safe manner. We are monitoring progress and proceeding at a prudent pace to ensure ongoing employee safety

## Actions Supporting Commitments

### Positioning for Balance Sheet Strength

- The Bank executed the largest capital raise in its history ($300.0 million of preferred), bolstering Tier 1 Capital (~50bps) and readying the balance sheet for future growth as the recovery takes hold
- The warehouse lending credit risk transfer ("CRT") more closely aligns the warehouse portfolio's regulatory treatment with its true risk profile, freeing capital to better support core mortgage finance clients and allow for growth elsewhere

### Investing for Growth and Sustainably Higher Core Earnings

- Targeted leadership hires solidify a forward-looking Executive Management Team, which is now mostly in place and focusing on operational excellence and building the capabilities needed to capitalize on market opportunities
- The Correspondent Lending wind-down will stabilize the Bank's earnings profile and allow for meaningful reinvestment elsewhere (+$70 million per year [3]). Savings will be reallocated to banker hires and enhancing existing platforms

Texas Capital Bancshares, Inc.

[1] Net interest income and non-interest income, less non-interest expense
[2] Non-interest expense divided by the sum of net interest income and non-interest income
[3] Annualized Correspondent Lending Q1-2021 non-interest expense

3

4  Established an Operating Committee immediately and began a disciplined review of each business. A new Business Management Framework will facilitate enhanced operating routines to cascade decisions, improve transparency, and foster a culture of accountability  Quarterly Business Reviews are an important tool for aligning capital, expenses, and management focus against opportunities to drive thru-cycle returns. We just completed the second round and are driving important decisions  We will be defined by our clients. A newly formed Balance Sheet Committee will ensure available capital is being used to build lasting relationships with top-tier clients led by best-in-class management teams  Centralizing the Support Groups and breaking down silos is creating scale and already generating capacity for resource reallocation and new investment  All in-flight investments are being re-underwritten to reaffirm value propositions and strategic alignment  Instilling a “product ownership” mindset will focus new investments on business value and on-time, on-budget delivery  As demonstrated, we believe a strong balance sheet supported by robust risk management is a strategic advantage. This will remain a top priority, allowing the Bank to grow during favorable cycles and to capitalize on opportunities in more challenging environments  Competition in our markets is at an all-time high; but, with a brand that continues to resonate, the Bank is having tremendous success in attracting top leaders and talented, seasoned bankers  An improving platform augmented with new capabilities will shorten the time needed for each new banking team to gain momentum and generate value  Being a commercially-oriented bank headquartered in one of the best markets in the country presents a tremendous opportunity for growth, and Texas Capital is committed to building an industry-leading team to support its clients  First-quarter hiring efforts resulted in an exceptional quarter for front-line hires as well. Successful efforts building a robust pipeline of front-line talent will translate to important adds in 2021  Leadership in each market is actively engaging local top talent in support of an ambitious 2021 hiring agenda that calls for hiring more bankers than any year in the Bank’s history Strategic Priorities Talent Management Refreshing framework to attract, retain, and develop top talent Business Reviews & Operational Excellence Bias towards predictable thru-cycle returns

# Noteworthy Items | Loan Fees and PPP

## Loan Fees (excl. PPP)

| | LHI Yield Contribution | NIM Contribution | Loan Fee Dollars |
|---|---|---|---|
| Q1 2020 | 0.30% | 0.15% | $12.2M |
| Q2 2020 | 0.29% | 0.13% | $12.2M |
| Q3 2020 | 0.25% | 0.11% | $10.5M |
| Q4 2020 | 0.46% | 0.19% | $18.0M |
| Q1 2021 | 0.34% | 0.13% | $12.8M |

## PPP Loans



PPP Fees
Yield on PPP Loans (excl. Fees)
$1.7M
$1.6M
$5.1M
$3.4M
0.99%
1.00%
1.00%
1.00%
Q2 2020
Q3 2020
Q4 2020
Q1 2021

| | Q2 2020 | Q3 2020 | Q4 2020 | Q1 2021 |
|---|---|---|---|---|
| Ending PPP ($M) | $717.5 | $715.0 | $617.5 | $728.1 |
| Forgiven PPP ($M) | | $1.3 | $90.2 | $88.2 |

### Commentary

- Loan fees (excluding PPP fees), which were slightly down Q-o-Q, continue to provide a meaningful contribution to tradition LHI yields and NIM. Contribution to net interest income increased modestly Y-o-Y

### Commentary

- The new round of PPP funding gave way to a net increase of $110.6 million in loans in Q1-2021. Participation is continuing, but at a slower pace
- Contribution from loan fees continues to sufficiently offset origination expense ($12.7 million in fees remaining to be earned), though outsized benefits from forgiven loans declined from prior quarter
- PPP vendor fees ($1.4 million in Q1-2021) expected to decline with slowing participation

TEXAS CAPITAL BANCSHARES, INC.

5

# Noteworthy Items | Correspondent Lending

## Historical Contribution

| (in $ millions) | Q1-2020 | Q2-2020 | Q3-2020 | Q4-2020 | Q1-2021 | FY 2020 |
|---|---|---|---|---|---|---|
| **Net Interest Income** | 24.5 | 1.5 | 2.8 | 1.4 | 0.9 | 30.2 |
| **Non-interest Income** | | | | | | |
| Service Chgs on Dep Accts | - | - | - | - | - | - |
| Brokered Loan Fees | 2.6 | 2.8 | 5.8 | 3.9 | 2.2 | 15.1 |
| Servicing Fee Income | 4.6 | 5.9 | 7.1 | 8.6 | 8.8 | 26.2 |
| Gain/(Loss) on Sale of LHS | (13.0) | 39.0 | 25.2 | 6.8 | 5.6 | 58.0 |
| Other Income | - | - | - | - | - | - |
| **Non-Interest Expense** | | | | | | |
| Salaries & Benefits | 3.6 | 3.5 | 4.5 | 3.4 | 3.0 | 15.0 |
| Marketing | 0.0 | 0.0 | 0.0 | 0.0 | 0.0 | 0.1 |
| Legal & Professional | 0.8 | 0.6 | 0.8 | 0.9 | 1.0 | 3.2 |
| Communications & Tech | 0.7 | 1.4 | 1.0 | 1.0 | 0.4 | 4.0 |
| Servicing Related Expenses | 16.4 | 20.1 | 12.3 | 15.9 | 13.0 | 64.6 |
| Other Expense | 0.5 | 0.5 | 0.4 | 0.7 | 0.7 | 2.2 |


LHS (Avg)
LHS (Period-end)
Risk Weighted ~50%
$3.1B
$0.8B
$0.4B
$0.5B
$0.5B
$0.6B
$0.4B
$0.2B
$0.2B
$0.2B
Q1 2020
Q2 2020
Q3 2020
Q4 2020
Q1 2021


Risk Weighted 250%
MSR (Period-end)
$70.6M
$75.5M
$95.3M
$105.4M
$121.1M
Q1 2020
Q2 2020
Q3 2020
Q4 2020
Q1 2021

## Commentary

- Offering an opportunity for horizontal expansion into a business with high fee income and attractive risk-adjusted yields, Correspondent Lending achieved net profitability soon after launch. The MSR portfolio will be sold at a modest premium, and an employee retention agreement will provide a "soft landing" to many of the valued professionals that made this business such a success
- In line with our strategic focus on stable thru-cycle returns, the Bank will begin to reposition a considerable portion of its expense base (~12% [1]) towards front-line hires and new products and services

[1] Based on Q1-2021 results. Correspondent Lending non-interest expense as a % of TCBI's total

TEXAS CAPITAL BANCSHARES, INC.
6

# Credit Risk Management

## Highlights

- Credit Trends
  - Net charge-offs improved materially Q-o-Q (down $58.9 million)
  - Strong risk management, prior de-risking efforts and an improved outlook resulted in stabilized performance in the majority of segments
- COVID-19 Update
  - Higher exposed segments of the CRE portfolio, Hotel/Lodging and Senior Living, had continued migration during the quarter
  - Core C&I, including Energy, continued to stabilize
- Economic View for CECL: Quarterly forecasts and outlook are improving due to additional fiscal stimulus and an accelerating vaccination rollout

## Criticized Composition | Y-o-Y & Q-o-Q



Commercial
Energy
Real Estate
17%
37%
46%
+24%
-22%
-2%
41%
15%
44%
+7%
-2%
-5%
48%
13%
39%
Q1 2020
Q4 2020
Q1 2021

| | Q1 2020 | Q4 2020 | Q1 2021 |
|---|---|---|---|
| Quarter-end Balances | $676M | $918M | $945M |

## Credit Quality



Q1 2020
Q4 2020
Q1 2021
1.43%
1.66%
1.57%
1.1x
2.1x
2.5x
0.63%
0.33%
0.25%
ACL on Loans / Loans HFI excl MFLs
ACL on Loans / NPAs
NPAs / Earning Assets

### Commentary

- Positive mix shift of criticized assets Y-o-Y
  - Composition continues to materially shift from higher risk (enterprise value / commodity risk) categories to assets with more tangible secondary repayment valuation at improved LTVs
  - De-risking strategies for the highest risk categories have proven effective
  - The risk of loss in the criticized assets portfolio has accordingly improved
- The velocity of negative migration from "watch" to "special mention" is slowing
- Non-accrual loans decreased for the fourth consecutive quarter

TEXAS CAPITAL BANCSHARES, INC.

7

# Loan Portfolio

## Growth Outlook

- Ending LHI (excluding MFLs) modestly increased $48 million from Q4-2020, but significantly down $1.5 billion (9%) Y-o-Y
  - PPP helped drive linked-quarter growth, but activity slowing
  - Thoughtful resolution of problem credits and focused de-risking efforts position the Bank for growth going forward
  - All markets expected to benefit from recent leadership and banker hires
- Normalizing commercial loan fees and reduced PPP contribution decreased yields Q-o-Q, but total loan spread has shown more resiliency and was higher Y-o-Y amidst a declining rate environment
- Total MFLs [1] decreased $1.6 billion as expected in the seasonally low first quarter. Actions are underway to bolster warehouse volumes (e.g., bringing participated balances back on-balance sheet)

## Y-o-Y Changes in Ending LHI (excluding MFLs)



$16.9B
$1.1B
$1.2B
$0.1B
$0.7B
$15.4B
Beginning Balance
03/31/2020
Targeted Reductions
Line Utilization
Other
PPP
Ending Balance
03/31/2021

## Period-End Loan Composition [2]



$24.6B in balances
Business Assets 28%
Energy 3%
Other 9%
Owner Occupied R/E 5%
Residential R/E Mkt. Risk 6%
Comml R/E Mkt. Risk 12%
Total Mortgage Finance 37%

## Average Loans & Total Loan Spread



LHI (excl. MFLs)
Total MFLs 1
Total Loan Spread 3
$10.2B
$9.1B
$9.6B
$10.0B
$8.4B
$16.6B
$17.0B
$16.3B
$15.6B
$15.5B
3.35%
3.43%
3.33%
3.52%
3.45%
Q1 2020
Q2 2020
Q3 2020
Q4 2020
Q1 2021

| | Q1 2020 | Q2 2020 | Q3 2020 | Q4 2020 | Q1 2021 |
|---|---|---|---|---|---|
| Total Loan Yield | 4.30% | 3.86% | 3.69% | 3.82% | 3.70% |

[1] Total MFLs include LHI, mortgage finance, and Correspondent Lending LHS
[2] Includes total LHI and LHS
[3] Total Loan Spread = Yield on total loans (HFI & HFS) – Total cost of deposits and other borrowings

Texas Capital Bancshares, Inc.
8

# Deposits and Fundings

## Highlights

- DDA balances increased materially in the quarter (up $2.5 billion), while interest-bearing portfolios remained relatively stable
  - Continuing to see elevated client cash, and some increases coinciding with PPP deployment
  - Brokered deposit balances have continued their downward trajectory. Continuing to evaluate future maturities in conjunction with strategic balance sheet positioning
- Total funding costs and the average cost of deposits declined similarly Q-o-Q, and opportunities for further reduction are being actioned
  - Higher-cost, indexed portfolios are now being more aggressively managed to reduce both costs and volumes
  - Future quarters will enjoy full benefit from term FHLB balances maturing late in Q1-2021

## Period-End Deposits Balances



$27.1B
$9.4B
$2.7B
$15.0B
$30.2B
$10.8B
$2.3B
$17.0B
$32.0B
$12.3B
$2.3B
$17.3B
$31.0B
$12.7B
$1.6B
$16.7B
$33.4B
$15.2B
$1.4B
$16.9B
Q1 2020
Q2 2020
Q3 2020
Q4 2020
Q1 2021
Interest-bearing core
Interest-bearing brokered
DDAs

## Funding Costs



0.92%
0.90%
0.45%
0.42%
0.38%
0.34%
0.33%
0.29%
0.29%
0.24%
Q1 2020
Q2 2020
Q3 2020
Q4 2020
Q1 2021
Avg Cost of Deposits
Total Funding Costs

## Q1-2021 and Upcoming Maturities



Brokered CDs
Term FHLB [1]
1.04%
1.30%
0.22%
0.25%
$0.3B
$0.2B
$0.2B
$0.1B
$3.0B
0.46%
$0.0B
Q1 2021
Q2 2021
Q3 2021
Q4 2021
Q1 2021
Q2 2021
Amount Matured
Amount Maturing
Rate

[1] Term FHLB matured in 1Q 2021. Short-term FHLB balances expected to continue, but at more favorable current-market rates

Texas Capital Bancshares, Inc.

9

10 $675.9M $918.4M $945.1M 2.77% 3.76% 3.87% Q1 2020 Q4 2020 Q1 2021 Criticized Loans % Total LHI $96.0M $32.0M -$6.0M Q1 2020 Q4 2020 Q1 2021 $228.3M $223.0M $200.1M 2.78% 2.32% 2.09% Q1 2020 Q4 2020 Q1 2021  Expected seasonal declines in mortgage finance combined with normalizing loan fees and fewer days drove Q-o-Q reduction in net interest income  Targeted actions to reduce deposit costs benefitted net interest income and helped offset the impact of growing liquidity assets on NIM  Maturing high-cost term FHLB was replaced by lower-cost FHLB funding, offsetting the cost of newly issued credit-linked notes Commentary Q1-2021 Earnings Overview Net Interest Income & Margin Commentary Provision for Credit Losses Net Interest Margin Detail (bps) Criticized Loans N et In te re st In co m e C re di t E xp en se Q 4 20 20 Q 1 20 21 Lo an s (n et P P P ) Li qu id A ss et B al an ce s Li qu id A ss et Y ie ld s P P P L oa ns Y ie ld s O th er Fu nd in g C os ts  Declining net charge-offs (down to $6.4 million in Q1-2021) and an improved economic outlook drove negative provision expense  NPAs declined $24.3 million Q-o-Q and $121.4 million Y-o-Y. Despite its linked-quarter reduction, the ACL balance remains at 2.5x the NPA balance  Criticized loans increased modestly Q-o-Q as a result of continued downgrades to borrowers impacted by COVID-19

# Q1-2021 Earnings Overview

**Non-interest income**

## Non-interest Income



$11.8M
$42.9M
$39.1M
Q1 2020
Q4 2020
Q1 2021

## Commentary

- Seasonally softer mortgage finance volumes drove Q-o-Q declines in brokered loan fees and GOS of LHS, but levels remain strong compared to year-ago levels
- A focus on optimizing treasury relationships benefitted non-interest income, as deposit service charges increased Q-o-Q
- Swap fees and wealth management fees were stable Q-o-Q

## Fee Income Details



$8.5M
$2.8M
$2.5M
$3.3M
$6.2M
$0.5M
$2.7M
$3.0M
$8.1M
$0.5M
$2.9M
$4.7M
Q1 2020
Q4 2020
Q1 2021
Swap Fees
Wealth Management
Deposit Service Charges

**Non-interest expense**

## Non-interest Expense



$165.4M
$150.9M
$150.3M
Q1 2020
Q4 2020
Q1 2021

## Commentary

- Salaries and employee benefits increased meaningfully Q-o-Q, partially due to a lower-than-expected Q4-2020, but also due to annual reset of benefits-related costs and accruals
- Marketing expense and legal and professional expense continue favorable downward trends; improving $5.6 million Q-o-Q
- A move higher in longer rates (e.g., the 10YR UST) led to a reversal of past MSR impairment and a reduction in MSR amortization expense

## Salary and Employee Benefits



$77.2M
$78.4M
$87.5M
Q1 2020
Q4 2020
Q1 2021

TEXAS CAPITAL BANCSHARES, INC.
11

12 Summary & Outlook  Diverse, well-established lines of business balanced between differentiated national businesses and core market offerings reflective of the relationship banking approach synonymous with Texas Capital since inception  Organic growth model developed by hand selecting top talent fosters unique cultural alignment, innovation mindset, and client-centric focus. Bias towards action enables rapid transformation consistent with dynamic market  Branch-lite since formation, a limited physical footprint enables capital allocation for core treasury focus and digital offerings - compatible with accelerating customer preferences  Best-in-class Mortgage Finance business provides balance sheet optionality, strong risk-adjusted returns, and natural hedge to asset-sensitive commercially-oriented model Franchise Highlights 2021 Areas of Focus  Building on Q1-2021 actions taken to position the balance sheet for future growth, the Bank will focus on businesses providing stable, thru-cycle earnings and attractive risk-adjusted returns  Quarterly Business Reviews will drive continued in-depth reviews to ensure optimal capital and resource alignment to strategic priorities  After a brief pause, the Bank will more actively manage its liquidity position, focusing on aggressive reduction of higher cost deposits and investing a portion of the remaining in higher yielding securities  Overall strategy assessment to formulate new strategic objectives and long-term financial targets. External communication of strategy to begin Q3-2021